SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) December 29, 1997

                              THE MACERICH COMPANY
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               (Exact Name of Registrant as Specified in Charter)


                           Maryland 1-12504 95-4448705
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             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)



            233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (310) 394-6911
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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
Item 5.  Other Events

                  The Macerich Company, a Maryland corporation (the "Registrant"), announced the formation of a 50/50 joint venture with Simon DeBartolo Group, Inc. to acquire a portfolio of twelve regional malls for an aggregate purchase price of $974,500,000. To announce the acquisition of the portfolio, the Registrant and Simon DeBartolo Group, Inc., jointly issued a press release on December 29, 1997, which included the following information:

Simon DeBartolo Group, Inc. (NYSE:SPG) and The Macerich Company (NYSE:MAC) today announced the formation of a 50/50 joint venture to acquire a portfolio of twelve regional malls. The seller is ERE Yarmouth on behalf of one of its pension fund clients.

The properties in the portfolio comprise 10.7 million square feet of gross leasable area (GLA) and are located in eight states. Occupancy of the portfolio is approximately 89% and sales per square foot for the malls are trending over $260 for 1997.

The acquisition has been approved by each company's Board of Directors and a contract has been signed. Completion of the acquisition is subject to customary closing conditions. The transaction is expected to be completed in February 1998.

Under terms of the contract, the venture will pay $974.5 million for the portfolio, including the assumption of $485 million of debt which bears interest at a current blended rate of 7% and matures in 2003 and 2006. The initial unleveraged yield from this transaction based upon in-place income is 8.75%, and the venture expects the yield to be in excess of 9% for the first year of operations.

The properties to be acquired are:

Property Name                   Location                    Total GLA                    Anchors

---------------------------   -------------------------   --------------   --------------------------------------------------

Empire Mall                   Sioux Falls, SD                 1,305,040    Younkers, JCPenney, Sears, Dayton's, Kohl's,
                                                                           Target

---------------------------   -------------------------   --------------   --------------------------------------------------

Eastland Mall                 Evansville, IN                  1,085,124    JCPenney, Lazarus, Famous Barr, DeJong

---------------------------   -------------------------   --------------   --------------------------------------------------

NorthPark Mall                Davenport, IA                   1,057,080    Younkers, VonMaur, JCPenney, Sears,
                                                                           Montgomery Ward

---------------------------   -------------------------   --------------   --------------------------------------------------

Granite Run Mall              Media, PA                       1,048,167    JCPenney, Sears, Boscov's

---------------------------   -------------------------   --------------   --------------------------------------------------

SouthPark Mall                Moline, IL                      1,034,542    JCPenney, Sears, Younkers, VonMaur,
                                                                           Montgomery Ward

---------------------------   -------------------------   --------------   --------------------------------------------------

SouthRidge Mall               Des Moines, IA                  1,023,393    Sears, Younkers, JCPenney, Target,
                                                                           Montgomery Ward

---------------------------   -------------------------   --------------   --------------------------------------------------

                                                         2
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

Mesa Mall                     Grand Junction, CO                850,370    Sears, Herberger's, JCPenney, Mervyn's, Target

---------------------------   -------------------------   --------------   --------------------------------------------------

Rushmore Mall                 Rapid City, SD                    828,995    JCPenney, Sears, Herberger's, Target

---------------------------   -------------------------   --------------   --------------------------------------------------

Southern Hills Mall           Sioux City, IA                    752,768    Younkers, Sears, Target

---------------------------   -------------------------   --------------   --------------------------------------------------

Lindale Mall                  Cedar Rapids, IA                  694,992    Younkers, VonMaur, Sears

---------------------------   -------------------------   --------------   --------------------------------------------------

Lake Square Mall              Leesburg, FL                      560,324    Belk-Lindsey, Sears, JCPenney, Target

---------------------------   -------------------------   --------------   --------------------------------------------------

Valley Mall                   Harrisonburg, VA                  482,332    JCPenney, Leggett, Watson's, Wal-Mart


---------------------------   -------------------------   --------------   --------------------------------------------------

Simon DeBartolo Group, Inc., headquartered in Indianapolis, Indiana, is a self-administered and self-managed real estate investment trust which, through its subsidiary partnerships, is engaged in the ownership, development, management, leasing, acquisition and expansion of income-producing properties. It currently owns or has an interest in 200 properties which consist of existing regional malls, community shopping centers and specialty and mixed-use properties and, together with its affiliated management company, owns or manages approximately 144 million square feet of gross leasable area in 34 states.

Simon Brand Ventures (SBV), a division of SDG, is the world's largest and most sophisticated mall marketing initiative. Comprised of alliances with nationally recognized brands such as Visa U.S.A., Microsoft, HFS, CUC, Olsten, AmeriCash, SMARTALK and Diebold, SBV is designed to deliver greater buying power to Simon shoppers. Additional Simon DeBartolo Group information is available on the Company's website at www.simon.com.

The Macerich Company is a fully-integrated, self-administrated and self-managed real estate investment trust, which focuses on the acquisition and redevelopment of regional malls throughout the United States. The company owns interests in 26 malls and three community centers totaling 22.3 million square feet. Additional information about Macerich can be obtained by accessing the company's web site at www.macerich.com.

ERE Yarmouth is a leading U.S. institutional real estate advisor and manager with $30 billion in assets under management. The firm is a member of the Lend Lease Group, a global financial services and real estate company based in Sydney, Australia.

Note: Statements in this press release which are not historical may be deemed forward-looking statements within the meaning of the federal securities laws. Although Simon DeBartolo and Macerich believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The reader is directed to both
companies'  various  filings  with  the  Securities  and  Exchange   Commission,
including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K for a discussion of such risks and uncertainties.
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         Pursuant to the  requirements  of the  Securities  and  Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  January 15, 1998


                              THE MACERICH COMPANY



                              By: /s/THOMAS O'HERN
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                                 Thomas O'Hern
                                 Senior Vice President
                                 and Chief Financial Officer






















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